UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

ONCOSEC MEDICAL INCORPORATED
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

ONCOSEC MEDICAL INCORPORATED

24 N. Main Street

Pennington, NJ 08534

To the Stockholders of OncoSec Medical Incorporated:

You are cordially invited to attend the Special Meeting of Stockholders (the “Meeting”) of OncoSec Medical Incorporated (the “Company”) to be held virtually on December 30, 2022 at 9:00 a.m., Eastern Time. The Meeting can be accessed by visiting www.virtualshareholdermeeting.com/ONCS2022SM, where you will be able to listen to the Meeting live, submit questions and vote online. The Notice of Special Meeting of Stockholders and Proxy Statement, which describe the formal business to be conducted at the Meeting, follow this letter. At the Meeting, our stockholders will be asked to (i) approve an amendment to our Articles of Incorporation, as amended to date, to increase the total number of shares of common stock, par value $0.0001 per share, authorized for issuance thereunder from 4,545,455 shares to 100,000,000 shares, and (ii) to consider any other business as may properly come before the Meeting or any postponement or adjournment thereof.

In accordance with the rules and regulations of the Securities and Exchange Commission, beginning on or about December 12, 2022, we are mailing a full set of our proxy materials to all of our stockholders of record and beneficial owners as of the record date. Enclosed is our Proxy Statement that describes the matter to be presented to stockholders at the Meeting, as well as a proxy card.

Your vote is very important to us. Whether or not you attend the Meeting, it is important that your shares be represented and voted at the Meeting. As an alternative to voting at the Meeting, you may vote via the Internet, by telephone, or by mail. If you are a registered holder, that is, a stockholder who holds shares of our common stock in your own name, you may also vote by mail by completing, dating and signing the enclosed proxy card and returning it in the enclosed, postage-paid envelope. If you decide to attend the virtual Meeting, you will also be able to submit your votes during the Meeting through the designated website, even if you have previously submitted your proxy. Voting at the Meeting will supersede any votes that you have previously cast. Voting by any of these methods will ensure your representation at the Meeting.

Our Board of Directors has unanimously approved the proposal set forth in the Proxy Statement and we recommend that you vote in favor of such proposal.

Our Board of Directors and management look forward to seeing you at the Meeting.

Sincerely,

/s/ Robert H. Arch
Robert H. Arch
Chief Executive Officer and President

December 12, 2022

ONCOSEC MEDICAL INCORPORATED

24 N. Main Street

Pennington, NJ 08534

(855) 662-6732

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of OncoSec Medical Incorporated:

A Special Meeting of Stockholders (the “Meeting”) of OncoSec Medical Incorporated (the “Company,” “OncoSec,” “we,” “us” or “our”) will be held virtually on December 30, 2022 at 9:00 a.m., Eastern Time, for the following purposes, which are further described in the accompanying proxy statement (the “Proxy Statement”):

(1)	approve an amendment to our Articles of Incorporation, as amended to date, to increase the total number of shares of common stock, par value $0.0001 per share, authorized for issuance thereunder from 4,545,455 shares to 100,000,000 shares; and

(2)	To consider any other business as may properly come before the Meeting or any postponement or adjournments thereof.

Our Board of Directors recommends a vote “FOR” Proposal 1.

Only stockholders of record at the close of business on December 1, 2022, the record date, are entitled to receive notice of and to vote at the Meeting and any adjournments or postponements thereof. In accordance with the rules and regulations of the Securities and Exchange Commission, beginning on or about December 12, 2022, we are mailing a full set of our proxy materials to all of our stockholders of record and beneficial owners as of the record date. Whether or not you expect to attend the Meeting, please vote as promptly as possible by following the instructions included on the proxy card you receive in the mail.

By order of the Board of Directors,

/s/ Robert H. Arch
Robert H. Arch
Chief Executive Officer and President

IMPORTANT NOTICE REGARDING THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD VIRTUALLY ON DECEMBER 30, 2022: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK YOU TO VOTE BY TELEPHONE, MAIL, FAX OR ON THE INTERNET USING THE INSTRUCTIONS ON THE PROXY CARD.

Pennington, NJ

December 12, 2022

TABLE OF CONTENTS

Page

GENERAL INFORMATION	1

QUESTIONS AND ANSWERS	2

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE VIRTUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 30, 2022	6

PROPOSAL 1: APPROVAL OF AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION, AS AMENDED TO DATE, TO INCREASE THE TOTAL NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER FROM 4,545,455 SHARES TO 100,000,000 SHARES.	8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	10

ADDITIONAL INFORMATION	12

EXHIBIT A: CERTIFICATE OF AMENDMENT TO ONCOSEC MEDICAL INCORPORATED’S ARTICLES OF INCORPORATION	A-1

ONCOSEC MEDICAL INCORPORATED

24 N. Main Street

Pennington, NJ 08534

(855) 662-6732

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

This proxy statement (“Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of OncoSec Medical Incorporated, a Nevada corporation (the “Company,” “OncoSec,” “we,” “us” or “our”), for use at our Special Meeting of Stockholders (the “Meeting”) to be held virtually on December 30, 2022 at 9:00 a.m., Eastern Time, and at any adjournments or postponements thereof. Stockholders are being asked to vote at the Meeting on the following proposals: (i) to approve an amendment to our Articles of Incorporation, as amended to date (the “Articles”), to increase the total number of shares of common stock, par value $0.0001 per share (“Common Stock”), authorized for issuance thereunder from 4,545,455 shares to 100,000,000 shares (the “Authorized Share Increase”), and (ii) to consider any other business as may properly come before the Meeting or any postponement or adjournment thereof. This Proxy Statement summarizes the information you need to know in order to vote on these proposals in an informed manner.

Delivery of Proxy Materials

Your vote is very important to us. Accordingly, beginning on or about December 12, 2022, we are mailing a full set of our proxy materials to all of our stockholders of record as of December 1, 2022 (the “Record Date”) and beneficial owners as of the Record Date.

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QUESTIONS AND ANSWERS

Q:	When is the Meeting?

A.	The Special Meeting will be held at 9:00 a.m., Eastern Time, on December 30, 2022.

Q:	Where will the Meeting be held?

A.	The Meeting will be conducted completely online via the Internet. Stockholders may attend and participate in the meeting by visiting www.virtualshareholdermeeting.com/ONCS2022SM. In order to participate in the Meeting, you will need the 16 digit control number included on the proxy card you received in the mail. We encourage you to access the meeting before the start time of 9:00 a.m., Eastern Time, on December 30, 2022. Please allow ample time for online check-in, which will begin at 8:45 a.m., Eastern Time

Q:	What is the purpose of the Meeting?

A.	At the Meeting, our stockholders will act upon the matters outlined in the Notice of Special Meeting of Stockholders accompanying this Proxy Statement, including to (i) approve the Authorized Share Increase, and (ii) to consider any other business as may properly come before the Meeting or any postponement or adjournment thereof.

Q:	How many votes do I have?

A.	On each matter to be voted upon, you have one vote for each share of Common Stock you own as of the Record Date.

Q:	Who is entitled to vote at the Meeting?

A.

Only stockholders of record at the close of business on December 1, 2022, the Record Date, are entitled to receive notice of the Meeting and to vote the shares that they held on that date at the Meeting, or any adjournment or postponement thereof. As of the close of business on the Record Date, we had 2,970,515 shares of Common Stock outstanding. Each share of Common Stock entitles its holder to one vote on each matter to be voted on at the Meeting. A list of stockholders entitled to vote at the Special, including the address of and number of shares held by each stockholder of record, will be available for your inspection for a period of 10 days prior to the Meeting, at our offices located at 24 N. Main Street, Pennington, NJ 08534, between the hours of 10:00 a.m. and 5:00 p.m., Eastern Time, each business day.

Stockholders of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Nevada Agency and Transfer Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Meeting or vote by proxy. Whether or not you plan to attend the Meeting, we urge you to fill out and return the enclosed proxy card, to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, Custodian or Other Nominee. If on the Record Date your shares were held in an account at a brokerage firm, bank, custodian or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker, bank, custodian or other nominee on how to vote the shares in your account. You are also invited to attend the Meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the Meeting unless you request and obtain a valid proxy from your broker, bank, custodian or other nominee.

Q:	Are dissenters’ rights available with respect to any of the matters to be voted on at the Meeting?

A.	Dissenters’ rights are not available with respect to any of the matters to be voted on at the Meeting.

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Q:	What if I have technical difficulties or trouble accessing the virtual Meeting?

A.	We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Meeting. If you encounter any difficulties accessing the virtual Meeting during the check-in or meeting time, please call the technical support number available on the login page of the virtual Meeting at www.virtualshareholdermeeting.com/ONCS2022SM. Technical support will be available starting at 8:45 a.m. Eastern Time on December 30, 2022.

Q:	Why is the Meeting a virtual, online meeting?

A.	By conducting our Meeting solely online via the Internet, we eliminate many of the costs associated with a physical meeting. In addition, we anticipate that a virtual Meeting will provide greater accessibility for stockholders, encourage stockholder participation from around the world, and improve our ability to communicate more effectively with our stockholders during the Meeting.

Q:	How may I vote my shares at the virtual Meeting?

A.	If, as of the Record Date, you hold shares of Company Common Stock as the stockholder of record, or if you are a beneficial owner and hold shares of Company Common Stock in street name, you have the right to vote those shares at the Meeting. In order to vote your shares during the Meeting, whether you hold your shares of record or in street name, please follow the instructions at www.virtualshareholdermeeting.com/ONCS2022SM or those included on the proxy card that you received in the mail. You will need the 16-digit control number provided on your proxy card or voting instruction form. Even if you plan to attend the virtual Meeting, you should submit a proxy card or voting instruction form for your shares in advance, so that your vote will be counted if you later decide not to attend the virtual Meeting.

Q:	How do I vote?

A.

Whether you hold shares directly as the stockholder of record or indirectly as the beneficial owner of shares held for you by a broker or other nominee (i.e., in “street name”), you may direct your vote without attending the Meeting. You may vote by granting a proxy or, for shares you hold in street name, by submitting a voting instruction form to your broker or nominee. In most instances, you will be able to do this by Internet, telephone or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares you hold in street name, the voting instruction form provided by your broker or nominee.

By Internet — If you have Internet access, you may authorize your proxy from any location in the world as directed in the proxy card that you received in the mail.

By Telephone — if you are calling from the United States or Canada, you may authorize your proxy by following the “By Telephone” instructions on the proxy card or, if applicable, the telephone voting instructions that may be described on the voting instruction form sent to you by your broker or nominee.

By Mail — You may authorize your proxy by signing your proxy card and mailing it in the enclosed, postage-prepaid and addressed envelope. For shares you hold in street name, you may sign the voting instruction form included by your broker or nominee and mail it in the envelope provided.

Q:	What is a proxy?

A.	A proxy is a person you appoint to vote your shares of our Common Stock on your behalf. If you are unable to attend the Meeting, our Board of Directors is seeking your appointment of a proxy so that your shares of our Common Stock may be voted. If you vote by proxy, you will be designating Dr. Robert H. Arch, our President and Chief Executive Officer, and Robert J. DelAversano, our Vice President of Finance and Corporate Secretary, as your proxies. Dr. Arch and/or Mr. DelAversano may act on your behalf and have the authority to appoint a substitute to act as your proxy.

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Q:	How will my shares be voted if I vote by proxy?

Your proxy will be voted according to the instructions you provide. If you complete and submit your proxy but do not otherwise provide instructions on how to vote your shares, your shares will be voted “FOR” approval of the Authorized Share Increase. Presently, our Board of Directors does not know of any other matter that may come before the Meeting. However, your proxies are authorized to vote on your behalf, using their discretion, on any other business that properly comes before the Meeting.

Q:	Can I change my vote after I return my proxy card?

A.	Yes. You may revoke your proxy at any time before the final vote at the Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

●	You may send a written notice that you are revoking your proxy to our Corporate Secretary, Robert J. DelAversano at 24 North Main Street Pennington, NJ 08534 (so long as we receive such notice no later than the close of business on the day before the Meeting);

●	You may submit a later dated proxy card or vote again via the Internet as described in the “Important Notice Regarding the Availability of Proxy Materials”; or

●	You may attend the Meeting by following the instructions at www.virtualshareholdermeeting.com/ONCS2022SM. To vote, you will need the 16-digit control number provided on your proxy card or voting instruction form. Simply attending the Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank, custodian or other nominee, you should follow the instructions provided by such broker, bank, custodian or other nominee.

Q:	Is my vote confidential?

A.	Yes. All votes remain confidential, unless you provide otherwise.

Q:	How are votes counted?

A.	Before the Meeting, our Board of Directors will appoint one or more inspectors of election for the meeting. The inspector(s) will determine the number of shares represented at the Meeting, the existence of a quorum and the validity and effect of proxies. The inspector(s) will also receive, count, and tabulate ballots and votes and determine the results of the voting on each matter that comes before the Meeting.

Abstentions, and shares represented by proxies reflecting abstentions, will be treated as present for purposes of determining the existence of a quorum at the Meeting. They will not be considered as votes “for” or “against” any matter for which the stockholder has indicated their intention to abstain or withhold their vote.

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner.

Abstentions and broker non-votes (if any) are not counted in determining the number of shares voted “for” or “against” the Authorized Share Increase. However, because we need to obtain the affirmative vote of a majority of shares of our Common Stock issued and outstanding as of the Record Date to approve the Authorized Share Increase, abstentions and broker non-votes (if any) will be counted as entitled to vote and will, therefore, have the same effect as a vote “against” the Authorized Share Increase.

The approval of the Authorized Share Increase is considered to be a “routine” matter. Brokers that hold your shares therefore have discretionary authority to vote your shares on this matter unless they receive instructions from you on those matters.

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Q:	What constitutes a quorum at the Meeting?

A.	In accordance with Nevada law (the law under which we are incorporated) and our bylaws, the presence at the Meeting, by proxy or in person, of the holders of a majority of the shares of our Common Stock issued, outstanding, and entitled to vote on the Record Date constitutes a quorum, thereby permitting the stockholders to conduct business at the Meeting. Abstentions, votes withheld, and broker or nominee non-votes (if any) will be included in the calculation of the number of shares considered present at the Meeting for purposes of determining the existence of a quorum.

If a quorum is not present at the Meeting, a majority of the stockholders present in person and by proxy may adjourn the meeting to another date. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting by our Board of Directors, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the originally called meeting.

Q:	What vote is required to approve the Authorized Share Increase?

A.	The affirmative vote of a majority of the Common Stock outstanding as of the Record Date is required to approve the Authorized Share Increase. Although abstentions and broker non-votes (if any) are not counted in determining the number of shares voted “for” or “against” the Authorized Share Increase, because we need to obtain the affirmative vote of a majority of shares of our Common Stock issued and outstanding as of the Record Date to approve the proposal, abstentions and broker non-votes (if any) will be counted as entitled to vote and will, therefore, have the same effect as a vote “against” the Authorized Share Increase (see “How are Votes Counted?” above).

Q:	What percentage of our outstanding Common Stock do our directors and executive officers own?

A.	As of December 1, 2022, our directors and executive officers owned, or have the right to acquire, approximately 1.32% of our outstanding Common Stock. See the discussion under the heading “Security Ownership of Certain Beneficial Owners and Management” on page 10 for more details.

Q:	How can I find out the results of the voting at the Meeting?

A.	We will announce preliminary voting results at the Meeting. We will also disclose voting results on a Form 8-K filed with the SEC, within four business days after the Meeting.

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Important Notice Regarding the Availability of Proxy Materials for the
Virtual Meeting of Stockholders to Be Held on December 30, 2022

The Notice of Special Meeting of Stockholders and this Proxy Statement are available at www.proxyvote.com.

You are encouraged to access and review all of the important information contained in the proxy materials before voting.

Who Can Vote; Outstanding Shares

The Record Date for the Meeting is December 1, 2022. All holders of record of our Common Stock on the Record Date are entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof.

As of the Record Date for the Meeting, there were 2,970,515 shares of our Common Stock issued and outstanding.

Voting Information

Effect of Not Providing Voting Instructions; Broker Non-Votes

If you are a stockholder of record and you submit a valid proxy that is not revoked before your shares are voted at the Meeting and that does not provide voting instructions with respect to your shares, all shares represented by your proxy will be voted in accordance with the recommendation of the Board of Directors on each proposal to be presented at the Meeting, as described in this Proxy Statement.

If you hold your shares in “street name” (that is, your shares are held by a broker or other nominee on your behalf as the beneficial owner, but are not held of record in your name), it is critical that you provide a completed voting instruction form to your broker or other nominee if you want your personal vote to count on Proposal 1 (approval of the Authorized Share Increase). However, if you do not instruct your broker or other nominee as to how you would like to vote, your broker or other nominee will have discretion to vote such uninstructed shares on Proposal 1 (approval of the Authorized Share Increase) because this proposal constitutes a “routine” matter on which a broker or other nominee is entitled to vote shares held for a beneficial owner even without receiving voting instructions from the beneficial owner.

Tabulation of Votes

The inspector of elections of the Meeting will tabulate the votes of our stockholders. All shares entitled to vote and represented by properly submitted proxies (including those submitted via the Internet, by telephone and by mail) that are received before the voting deadlines described under “How to Cast or Revoke Your Vote—Voting Deadlines” below and are not revoked or superseded will be voted at the Meeting in accordance with the instructions indicated on the proxies. If such a properly submitted and unrevoked proxy does not provide voting instructions on a proposal, then the shares represented by the proxy will be voted on the proposal at the Meeting by the proxy holders named in the proxy in accordance with the recommendations of our Board, as described in this Proxy Statement. If the Meeting is adjourned or postponed, properly submitted and unrevoked proxies will remain effective and will be voted at the adjourned or postponed Meeting, and stockholders will retain the right to change or revoke any such proxy until it is actually voted at the adjourned or postponed Meeting.

How to Cast or Revoke Your Vote

You may vote virtually by attending the Meeting at www.virtualshareholdermeeting.com/ONCS2022SM, or you may vote by submitting a proxy.

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Stockholders of Record

You are a stockholder of record if your shares are registered directly in your name with Nevada Agency and Transfer Company, our transfer agent. If you were a stockholder of record at the close of business on the Record Date for the Meeting, you may vote by submitting your proxy via the Internet, by telephone or through the mail. To vote via the Internet, follow the instructions and go to the Internet address stated on your proxy card. To vote by telephone, call the number stated on your proxy card. If you have received a proxy card in the mail and wish to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-prepaid envelope. If you do not have the postage-prepaid envelope, please mail your completed proxy card to the following address: OncoSec Medical Incorporated, c/o Proxy Services, 51 Mercedes Way, Edgewood, New York 11717.

As a stockholder of record, you are entitled to revoke your proxy at any time before it is voted at the Meeting. A proxy may be revoked by submitting a later-dated vote in person at the Meeting, via the Internet, by telephone or by mail, or by delivering to us a written notice of revocation. A later-dated proxy may be submitted by any of the voting methods described above, and a written notice of revocation may be sent to OncoSec Medical Incorporated, 24 North Main Street, Pennington, NJ 08534.

Beneficial Owners

You are a beneficial owner of shares held in street name if your shares are held by a broker or other nominee and not in your name. As a beneficial owner, you have the right to direct your broker or other nominee on how to vote the shares held in your account as of the Record Date for the Meeting. You should receive a voting instruction form from the broker or other nominee that holds your shares, and you should follow these instructions in order to direct your broker or other nominee on how to vote your shares. The availability of various voting methods for beneficial owners, including voting via the Internet, by telephone or by mail, will depend on the voting processes of each broker or other nominee.

Beneficial owners of shares are held in street name should follow the instructions provided by their broker or other nominee regarding how to revoke a previously submitted proxy.

Voting Deadlines

The Internet and telephone voting facilities will close at 11:59 p.m., Eastern Time, on December 29, 2022, the day before the Meeting. Stockholders who submit a proxy via the Internet should be aware that they may incur costs to access the Internet, such as usage charges from telephone companies or Internet service providers, and that these costs must be borne by such stockholders. Stockholders who submit a proxy via the Internet or by telephone need not return a proxy card or the form provided by your broker or other nominee.

YOUR VOTE IS VERY IMPORTANT.

We recommend that you promptly submit your proxy, even if you plan to attend the virtual Meeting.

Attending the Meeting

All stockholders that owned our Common Stock at the close of business on the Record Date for the Meeting, or their duly appointed proxies, may attend the virtual Meeting. Whether or not you plan to attend our Meeting, we encourage you to submit your proxy or voting instruction form as soon as possible. Submitting your vote prior to the Meeting will not affect your right to vote at the Meeting if you decide to attend; however, your attendance at the Meeting after having submitted a valid proxy will not in and of itself constitute a revocation of your proxy. You will be able to revoke a previously submitted proxy at the Meeting, by visiting www.virtualshareholdermeeting.com/ONCS2022SM, where you will be able to listen to the Meeting live, submit questions and vote online.

Proxy Solicitation Costs

The accompanying proxy is solicited on behalf of our Board. We will pay for the cost of preparing, assembling, printing and mailing the proxy materials for the Meeting to our stockholders, as well as the cost of soliciting proxies for the Meeting. We may request brokers and other nominees holding shares in their names that are beneficially owned by others to solicit proxies for the Meeting from these beneficial owners, and we will reimburse these brokers and other nominees for their reasonable out-of-pocket expenses regarding these solicitations. Our directors, officers and other employees may supplement the original solicitation of proxies through the use of the mail, by telephone, facsimile, e-mail or personal solicitation. We will pay no additional compensation to our directors, officers and other employees for these activities. We have not engaged employees for the specific purpose of soliciting proxies or a proxy solicitation firm to assist us in soliciting proxies, but we may elect to engage and pay the cost of such employees or such a proxy solicitation firm at any time.

Interest of Certain Persons in or Opposition to Matters to Be Acted Upon

No officer or director of the Company has any substantial interest in the matters to be acted upon, other than as a result of his or her role as an officer or director of us, or as a stockholder of us.

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PROPOSAL 1
APPROVAL OF THE AUTHORIZED SHARE INCREASE

General

Our Articles currently authorize us to issue 4,545,455 shares of Common Stock. Our Board of Directors has approved, and is seeking stockholder approval of, an amendment to our Articles (the “Amendment”) to increase the total number of shares of Common Stock authorized for issuance thereunder from 4,545,455 shares to 100,000,000 shares.

If the Authorized Share Increase is approved by our stockholders, we intend to file the Amendment, in substantially the form attached as Exhibit A hereto, with the Secretary of State of Nevada as soon as practicable following the approval in order to effectuate the Authorized Share Increase.

The Amendment is not intended to modify the rights of existing stockholders in any material respect. The additional shares of Common Stock to be authorized pursuant to the Amendment would have rights identical to the currently outstanding Common Stock of the Company. Except for certain limited participation, veto and anti-dilution rights of a limited number of our shareholders, as previously disclosed in our filings with the SEC, our stockholders do not currently have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future; therefore, future issuances of Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

In connection with the registered public offering of our securities that closed on December 1, 2022 (the “Offering”), and as a condition to closing thereof, investors in the Offering entered into Voting Agreements, wherein they agreed to vote all shares of Common Stock beneficially owned in favor of the Authorized Share Increase. As a result, we anticipate that such investors will vote in favor of this proposal.

Our Board of Directors has unanimously determined that the Authorized Share Increase is advisable and in the best interests of the Company and our stockholders, and recommends that our stockholders approve the Authorized Share Increase.

Reasons for Increase

As of the Record Date, there were only 34,272 shares of Common Stock available for issuance under our Articles, taking into consideration all shares of Common Stock that were issued and outstanding as of the Record Date, as well as those shares of Common Stock that were reserved for issuance under our equity incentive plans and for the exercise or conversion of derivative securities exercisable for or convertible into shares of our Common Stock. This number does not include up to an additional 360,769 shares of Common Stock issuable upon conversion of that Secured Convertible Promissory Note (the “Note”) issued by the Company on November 25, 2022, the conversion of which is conditioned upon approval and implementation of the Authorized Share Increase. Our Board of Directors believes that it is prudent to increase the authorized number of shares of Common Stock in order to maintain a reserve of shares available for immediate issuance to meet business needs, such as a strategic acquisition opportunity or equity offering and/or equity compensation to our officers, directors and employees, promptly as they arise, as well as to allow for the discretionary conversion of the Note by the holder thereof.

All authorized but unissued shares of Common Stock will be available for issuance from time to time for any proper purpose approved by our Board of Directors (including issuances in connection with issuances to raise capital, effect acquisitions or stock-based employee benefit plans), without further vote of the stockholders, except as required under applicable law or the Nasdaq Marketplace Rules. Although at present, other than as it relates to our rights and obligations under certain financing instruments, we have no current plans, arrangements or understandings to issue additional shares of Common Stock that would be made available for issuance upon effectiveness of the Authorized Share Increase, such additional shares may be used by us for various purposes in the future without further stockholder approval. Such purposes may include, among other things:

●	the sale of shares to raise additional capital;

●	the issuance of Common Stock to satisfy our obligations under certain financing instruments;

●	the issuance of equity incentives to our employees, officers or directors;

●	establishment of strategic relationships with other companies and suppliers; and

●	strategic transactions.

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There are currently no arrangements, agreements or understandings for the issuance of the additional shares of authorized Common Stock except for issuances in the ordinary course of business, including upon conversion or exercise of outstanding derivative securities and pursuant to certain financing instruments, and to satisfy our obligations in the event that those shareholders with participation, veto and anti-dilution rights elect to exercise such rights. The Board of Directors does not presently intend to seek further stockholder approval of any particular issuance of shares unless such approval is required by law or the Nasdaq Marketplace Rules.

Anti-Takeover Effects

The proposed Authorized Share Increase could, under certain circumstances, have an anti-takeover effect or delay or prevent a change in control of the Company by providing the Company with the capability to engage in actions that would be dilutive to a potential acquirer, to pursue alternative transactions, or to otherwise increase the potential cost to acquire control of the Company. The Company currently has no intent to employ the additional unissued authorized shares of Common Stock as an anti-takeover device. However, the proposed Authorized Share Increase, if approved by our stockholders, may have the effect of discouraging future unsolicited takeover attempts. The Board is not currently aware of any such unsolicited attempt to take control of the Company, and would act in the best interest of stockholders if any such attempt is made in the future.

Effective Time of the Amendment

If our stockholders approve the Authorized Share Increase at the Meeting, we will file the Amendment with the office of the Secretary of State of Nevada as soon as practicable following the Annual Meeting. Upon approval and following such filing with the Secretary of State of Nevada, the Amendment will become effective on the date it is filed.

Vote Required and Recommendation of the Board

The affirmative (“FOR”) vote of the holders of a majority of the issue and outstanding shares of the Company as of the Record Date is required to approve the Authorized Share Increase.

Abstentions and broker non-votes (if any) are not counted in determining the number of shares voted “for” or “against” the Authorized Share Increase. However, because we need to obtain the affirmative vote of a majority of shares of our Common Stock issued and outstanding as of the Record Date to approve the Authorized Share Increase, abstentions and broker non-votes (if any) will be counted as entitled to vote and will, therefore, have the same effect as a vote “against” this proposal.

Our Board of Directors recommends that you vote “FOR” the Authorized Share Increase.

9

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT

The table below sets forth certain information regarding the beneficial ownership of our Common Stock of (i) each person who, to our knowledge, owns more than 5% of our Common Stock as of December 1, 2022, (ii) each of our directors and named executive officers, and (iii) all of our current directors and executive officers as a group. Unless otherwise indicated in the footnotes to the table below, the address of each person named in the table is: c/o OncoSec Medical Incorporated, 24 N. Main Street, Pennington, NJ 08534.

Beneficial ownership is determined and calculated in accordance with applicable SEC rules, and generally includes sole or shared voting and/or investment power with respect to securities. These rules provide that shares of our Common Stock subject to options, warrants, restricted stock units or other rights that are currently exercisable or subject to vesting within 60 days after December 1, 2022 are deemed to be beneficially owned and outstanding for purposes of computing the share and percentage ownership of the person holding such options, warrants, restricted stock units or other rights, but are not deemed outstanding for computing the percentage ownership of any other person.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (No. of Shares)	Percentage Beneficially Owned (%)(1)
Directors and Named Executive Officers
Robert H. Arch, Ph.D.(2)	15,910	*
George Chi	-	-
Robert J. DelAversano(3)	5,667	*
Brian A. Leuthner(4)	1,564	*
Dr. James M. DeMesa, M.D.(5)	5,217	*
Joon Kim(6)	2,860	*
Dr. Herbert Kim Lyerly, M.D.(7)	3,410	*
Kevin R. Smith(8)	2,179	*
Chao Zhou(8)	2,179	*
Dr. Linda Shi, M.D., Ph.D.	-	-
Stephany Foster	569	*
All directors, nominees and current executive officers as a group (11 persons)	39,555	1.32%
5% Stockholders
Grand Pharmaceutical Group Limited (formerly China Grand Pharmaceutical & Healthcare Holdings Ltd.) and Grand Decade Developments Limited(9)	1,124,318	37.8%
Sirtex Medical US Holdings, Inc.(10)	152,711	5.1%

* Indicates beneficial ownership of less than 1% of the total outstanding stock.

(1)	Based on 2,970,515 shares of our Common Stock issued and outstanding as of December 1, 2022. Except as otherwise indicated, we believe the beneficial owners of our Common Stock listed in this table, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)	Includes 15,910 shares of Common Stock issuable upon exercise of options currently exercisable or exercisable within 60 days after December 1, 2022.

10

(3)	Includes 4,668 shares of Common Stock issuable upon exercise of options currently exercisable or exercisable within 60 days after December 1, 2022.

(4)	Mr. Leuthner voluntarily resigned as the Company’s Chief Operating Officer and Interim Chief Executive Officer on August 13, 2021.

(5)	Includes 5,114 shares of Common Stock issuable upon exercise of options currently exercisable or exercisable within 60 days after December 1, 2022.

(6)	Includes 2,860 shares of Common Stock issuable upon exercise of options currently exercisable or exercisable within 60 days after December 1, 2022.

(7)	Includes 3,410 shares of Common Stock issuable upon exercise of options currently exercisable or exercisable within 60 days after December 1, 2022.

(8)	Includes 2,179 shares of Common Stock issuable upon exercise of options currently exercisable or exercisable within 60 days after December 1, 2022.

(9)	Based upon (i) the information included in a Form 4 filed on April 26, 2021 by Grand Pharmaceutical Group Limited (formerly China Grand Pharmaceutical & Healthcare Holdings Ltd.) (“CGP”) and Grand Decade Developments Limited (“Grand Decade”), and (ii) including an additional 360,769 shares of Common Stock issuable upon conversion of that Secured Convertible Promissory Note (the “Note”) issued by the Company on November 25, 2022, the conversion of which is conditioned upon approval and implementation of the Authorized Share Increase and (assuming that stockholder approval is obtained) may become convertible at the discretion of CGP within 60 days of December 1, 2022. CGP and Grand Decade may each be deemed to beneficially own 1,124,318 shares of our Common Stock and have shared dispositive power as to 1,124,318 shares of our Common Stock. The address of CGP and Grand Decade is Unit 3302,33/F, The Center, 99 Queen’s Road Central, Hong Kong.

(10)	Based solely upon a Form 4 filed on April 26, 2021 by Sirtex Medical US Holdings, Inc. (“Sirtex”). Sirtex beneficially owns 152,710 shares of our Common Stock and has sole dispositive power as to 152,710 shares of our Common Stock. The address of Sirtex is 300 Unicorn Park Drive, Woburn MA 01801, USA.

Changes in Control

The Company is not currently aware of any arrangements which may at a subsequent date result in a change of control of the Company.

11

ADDITIONAL INFORMATION

Householding of Meeting Materials

The SEC has adopted rules that allow a company to deliver a single set of proxy materials to multiple stockholders who share the same address, unless contrary instructions have been received from a stockholder. This method of delivery, known as “householding,” permits companies to realize cost savings, reduces the amount of duplicate information stockholders receive and reduces the environmental impact of printing and mailing these materials to stockholders. We have adopted householding for the Meeting, and as a result, stockholders sharing an address will receive only one copy of our proxy materials. Upon our receipt of a written or oral request, we will deliver promptly, at no charge, a separate copy of the proxy materials for the Meeting to any stockholder at a shared address to which we have delivered a single copy of these materials. In addition, stockholders who share an address and receive a single copy of our proxy materials for the Meeting may submit a request to receive multiple copies of these materials for future meetings of our stockholders, and stockholders who share an address and receive multiple copies of our proxy materials for the Meeting may request to receive a single copy of these materials for our future annual meetings of stockholders. Any such requests should be directed to us by writing to 24 North Main Street, Pennington, NJ 08534, Attn: Secretary, or by calling 855-662-6732.

If you hold your shares in “street name” and reside in a household that received only one copy of the proxy materials, you can request to receive a separate copy in the future by following the instructions sent by your bank or broker. If your household receives multiple copies of the proxy materials, you may request that only a single set of materials be sent by following the instructions sent by your bank or broker.

Stockholder Director Nominations and Other Proposals for Our Next Annual Meeting of Stockholders

The submission deadline for stockholder proposals to be included in our proxy materials for our next annual meeting of stockholders after the Meeting pursuant to Rule 14a-8 under the Exchange Act is at least 120 days before the anniversary date of the Company’s definitive proxy statement for the previous year’s annual meeting. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested. All such proposals must be in writing and sent to our Secretary at the address of our principal executive offices, and must otherwise comply with Rule 14a-8 in all respects.

In addition, under our bylaws, director nominees and other proposals may be presented at an annual meeting of stockholders only by or at the direction of the Board or by a stockholder who has given us timely written notice of the nomination or proposal. To be timely for our 2023 annual meeting of stockholders, (i) in the case of a stockholder seeking inclusion of a proposal (but not a director nominee) in our proxy materials, the stockholder’s notice must be delivered to or mailed and received by our Secretary at the address of our principal executive offices not less than 120 days or more than 180 days prior to the first anniversary date of the date on which the Company first mailed its proxy materials for the 2022 annual meeting. Therefore, OncoSec must receive notice of a stockholder proposal no sooner than December 2, 2022 and no later than January 31, 2023. A stockholder’s notice must set forth, as to each director nominee or other proposal the stockholder proposes to bring before the meeting, all of the information required by our bylaws. If the stockholder is not seeking inclusion of the proposal in our proxy materials, timely notice consists of a stockholder’s notice delivered to or mailed and received at our principal executive offices not less than 90 days prior to the date of the annual meeting.

If the date of our next annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, then to be timely, notice by the stockholder must be delivered to the Secretary at our principal executive offices not later than the close of business on the later of (i) 90 days prior to such annual meeting or (ii) the 15 days following the day on which public announcement of the date of such meeting is first made.

Stockholders may obtain more information about these notice requirements by referencing a copy of our bylaws contained in the filings we make with the SEC, which are available through our website at www.oncosec.com or through the SEC’s website at www.sec.gov.

12

We will not entertain any director nominations or other proposal at our 2023 annual meeting of stockholders that do not meet the requirements set forth in our Bylaws. Further, if we comply and the stockholder does not comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or director nominee.

Other Business at the Meeting

Our Board of Directors is not aware of any matter to be presented at the Meeting that is not listed on the Notice of Special Meeting of Stockholders and discussed in this Proxy Statement. If other matters should properly come before the Meeting, the persons named in the accompanying proxy intend to vote all proxies in accordance with the recommendation of the Board or, if no such recommendation is given, in their own discretion.

By order of the Board of Directors,

/s/ Robert H. Arch
Robert H. Arch
Chief Executive Officer and President

13

Exhibit A

FORM OF

CERTIFICATE OF AMENDMENT TO

ARTICLES OF INCORPORATION

OF

ONCOSEC MEDICAL INCORPORATED

(Pursuant to NRS 78.385 and 78.390)

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: OncoSec Medical Incorporated, Inc. Entity or Nevada Business Identification Number (NVID): E0091912008-0
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	☐ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ____ The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☐ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ____
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: ____ Jurisdiction of formation: ____ Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) ____ * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 1/1/2019

A-1

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) Article 3: 100,000,000 shares of Common Stock (attach additional page(s) if necessary)
6. Signature: (Required)	X ______________________ Title Signature of Officer or Authorized Signer X ______________________ Title Signature of Officer or Authorized Signer *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 1/1/2019

A-2

ONCOSEC

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on December 29, 2022. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ONCS2022SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on December 29, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D93856-S57112

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ONCOSEC MEDICAL INCORPORATED

The Board of Directors recommends you vote FOR the following proposal:

NOTE: In its discretion, the proxy is authorized to vote upon such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

You may attend and vote via the Internet during the Special Meeting. See proxy statement for detailed instructions on how to register and attend the Special Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

D93857-S57112

ONCOSEC MEDICAL INCORPORATED
Special Meeting of Stockholders
December 30, 2022 9:00 AM EDT
This proxy is solicited by the Board of Directors

The stockholders hereby appoint Robert Arch, President and Chief Executive Officer of OncoSec Medical Incorporated, and Robert J. DelAversano, Vice President of Finance of OncoSec Medical Incorporated, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ONCOSEC MEDICAL INCORPORATED that the stockholders are entitled to vote at the Special Meeting of Stockholders to be held at 9:00 AM EDT on December 30, 2022, at www.virtualshareholdermeeting.com/ONCS2022SM, and any adjournment or postponement thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR PROXY IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Continued and to be signed on reverse side